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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

          Date of Report (Date of earliest event reported): May 4, 2006

                          JOS. A. BANK CLOTHIERS, INC.
             (Exact name of registrant as specified in its charter)



             DELAWARE                     0-23874               36-3189198
   (State or other jurisdiction         (Commission            (IRS Employer
         of incorporation)              File Number)         Identification No.)



             500 HANOVER PIKE                                       21074
            HAMPSTEAD, MARYLAND                                  (Zip Code)
 (Address of principal executive offices)



        Registrant's telephone number, including area code (410) 239-2700

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On May 4, 2006, The Joseph A. Bank Mfg. Co., Inc. ("Manufacturing"), a wholly-owned subsidiary of Jos. A. Bank Clothiers, Inc., signed a Collective Bargaining Agreement (the "Collective Bargaining Agreement") with UNITE HERE Mid-Atlantic Regional Joint Board , an unincorporated association (the "Union"), for and on behalf of the Union and the employees employed, or to be employed, by Manufacturing at its Distribution Centers and National Tailoring Services branch, located at 500 Hanover Pike and 626 Hanover Pike in Hampstead, Maryland. The Collective Bargaining Agreement addresses, among other things, compensation, benefits, work hours and the rights of the covered employees and management and, as of May 4, 2006, covered approximately 200 employees. The Collective Bargaining Agreement supercedes all prior collective bargaining agreements with respect to the covered employees.

The Collective Bargaining Agreement is effective from March 1, 2006 through February 28, 2009 and is subject to automatic annual renewals thereafter unless on or before December 31, 2008, or December 31 of any year thereafter, notice in writing by certified mail is given by either Manufacturing or the Union to the other. A copy of the Collective Bargaining Agreement is attached as Exhibit 10.1.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

Exhibit
Number                     Description
-------                    -----------

10.1 Collective Bargaining Agreement, effective March 1, 2006, by and between The Joseph A. Bank Mfg. Co., Inc. and UNITE HERE Mid-Atlantic Regional Joint Board.







                                    SIGNATURE
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      JoS. A. Bank Clothiers, Inc.
                                      (Registrant)

                                      By: /s/ Charles D. Frazer
                                         -------------------------
                                      Charles D. Frazer
                                      Senior Vice President, General Counsel

Dated: May 10, 2006





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EXHIBIT INDEX

Exhibit
Number                     Description
-------                    -----------

10.1 Collective Bargaining Agreement, effective March 1, 2006, by and between The Joseph A. Bank Mfg. Co., Inc. and UNITE HERE Mid-Atlantic Regional Joint Board.























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